                                                                     Exhibit 4.3


                       [UNITED NATIONAL GROUP, LTD. LOGO]

NUMBER                                                                   SHARES

 UNG



                           UNITED NATIONAL GROUP, LTD.
                              CLASS A COMMON SHARES            CUSIP 91103X 10 2


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
   OF THE CAYMAN ISLANDS                                     CERTAIN DEFINITIONS



THIS CERTIFIES THAT




is the registered holder of


     FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, PAR VALUE U.S. $0.0001 PER SHARE, OF


                           United National Group, Ltd.

transferable on the books of the Company by the registered holder hereof in person or by duly authorized Attorney in accordance with the Memorandum and Articles of Association of the Company and upon surrender of this Certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized directors.

Dated:



                                     [SEAL]



   Vice Chairman/Director                       Chief Executive Officer/Director


                                  COUNTERSIGNED AND REGISTERED:

                                                    STOCKTRANS, INC.

                                               TRANSFER AGENT AND REGISTRAR

                                  BY
                                                            AUTHORIZED SIGNATURE

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   --   as tenants in common                         UNIF GIFT MIN ACT-__________Custodian_________
     TEN ENT   --   as tenants by the entireties                                     (Cust)            (Minor)
     JT TEN    --   as joint tenants with right of                                 under Uniform Gifts to Minors
                    survivorship and not as tenants                                Act ________________________
                    in common                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________

______________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the share capital represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises and consent that my name remains on the register of the Company until such time as the Company enters the transferee's name in the register of the Company.

Dated ________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934) WHICH MAY INCLUDE A COMMERCIAL BANK, TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT UNION OR MEMBER OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.